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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    October 3, 2000

COMMISSION FILE NUMBER      REGISTRANT, STATE OF                I.R.S. EMPLOYER
                            INCORPORATION, ADDRESS AND          IDENTIFICATION
                            TELEPHONE NUMBER                    NUMBER

1-1405                      Delmarva Power & Light Company      51-0084283
                            (a Delaware and Virginia
                            Corporation)
1-3559                      Atlantic City Electric Company      21-0398280
                            (a New Jersey Corporation)

                            800 King Street
                            P.O. Box 231
                            Wilmington, Delaware 19899
                            Telephone: (302) 429-3114
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ITEM 5.  OTHER EVENTS

AGREEMENTS FOR THE SALE OF ELECTRIC GENERATING PLANTS

For information concerning agreements for the sale of the nuclear and non-strategic baseload fossil fuel-fired electric generating plants of Delmarva Power & Light Company (DPL) and Atlantic City Electric Company (ACE), see Note 11 to the Consolidated Financial Statements included in Item 8 of Part II of the 1999 Annual Reports on Form 10-K for DPL and ACE.

As discussed in Note 11 to the Consolidated Financial Statements included in
Item 8 of Part II of the 1999 Annual Reports on Form 10-K for DPL and ACE, consummation of the sales of the nuclear and non-strategic baseload fossil fuel-fired electric generating plants is subject to the receipt of required regulatory approvals. In addition, the agreements for the sales of the electric generating plants contemplated that the sales of the plants of ACE and DPL would occur simultaneously. Appeals relating to certain deregulation matters in New Jersey have resulted in delays in issuing required regulatory approvals and a delay of the closings of the sales of the electric generating units. As a result, Management entered into discussions with the prospective purchasers of its interests in the nuclear electric generating plants. See discussion below. Management currently expects the sale of DPL's interests in the nuclear electric generating plants to take place during the fourth quarter of 2000 or the first quarter of 2001, and the remainder of the sales to take place during 2001. However, Management cannot predict the timing or outcome of such appeals, the effect thereof on the ability of ACE and DPL to consummate the sales or the impact thereof on ACE's ability to recover or securitize any related stranded costs.

WHOLESALE TRANSACTION CONFIRMATION LETTER AGREEMENTS

As discussed above, consummation of the sales of these electric generating plants has been delayed. Subsequently, DPL and ACE entered into Wholesale Transaction Confirmation letter agreements (Letter Agreements) on October 3, 2000. The Letter Agreements provide for the sale of the electricity output and capacity associated with the ownership interests of DPL and ACE in the Peach Bottom Atomic Power Station (Peach Bottom) and Salem Nuclear Generating Station (Salem), and the ownership interest of ACE in the Hope Creek Nuclear Generating Station (Hope Creek). PECO Energy Company (PECO) and PSEG Energy Resources & Trade LLC (PSER&T), an indirect subsidiary of Public Service Enterprise Group, will purchase the electricity output and capacity from DPL and ACE under the Letter Agreements, as shown in the table below.

Seller        Electricity and Capacity Associated With                   Purchaser(s)
---------     ----------------------------------------                   ---------------------------------------
DPL           DPL's 7.51% interest in Peach Bottom                       PECO (50%) and PSER&T (50%)
ACE           ACE's 7.51% interest in Peach Bottom                       PECO (50%) and PSER&T (50%)
DPL           DPL's 7.41% interest in Salem                              PSER&T
ACE           ACE's 7.41% interest in Salem                              PSER&T
ACE           ACE's 5.0% interest in Hope Creek                          PSER&T

The Letter Agreements became effective October 7, 2000, and will terminate, with respect to the respective ACE and DPL interests in the electricity output and capacity at a given nuclear electric generating plant, upon the earlier of (1) the closing of the sale of that plant, (2) the termination in accordance with its terms of the purchase agreement relating to the sale of such plant or (3) September 30, 2001.

In exchange for the electricity output and capacity purchased by it from a given plant, PECO and PSER&T will reimburse ACE or DPL for the nuclear fuel amortized during the term of the Letter Agreements at such plant, and will be responsible for the payment of operation and maintenance costs, inventories, capital expenditures (subject, in certain circumstances, to reimbursement by ACE and DPL) and certain other liabilities associated with the ownership interests of ACE and DPL in such plant.

In addition, ACE, DPL, PECO and PSEG Power LLC, a subsidiary of Public Service Enterprise Group, amended the respective purchase agreements relating to the sale of the nuclear electric generating plants,


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among other things, to give effect to the transactions contemplated by the
Letter Agreements and to permit separate closings of the sales of the ACE and DPL interests in such plants.


FORWARD-LOOKING STATEMENTS

THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 (THE "LITIGATION REFORM ACT") PROVIDES A "SAFE HARBOR" FOR FORWARD-LOOKING STATEMENTS TO ENCOURAGE SUCH DISCLOSURES WITHOUT THE THREAT OF LITIGATION, PROVIDED THOSE STATEMENTS ARE IDENTIFIED AS FORWARD-LOOKING AND ARE ACCOMPANIED BY MEANINGFUL, CAUTIONARY STATEMENTS IDENTIFYING IMPORTANT FACTORS THAT COULD CAUSE THE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE PROJECTED IN THE STATEMENT. FORWARD-LOOKING STATEMENTS HAVE BEEN MADE IN THIS REPORT. SUCH STATEMENTS ARE BASED ON
BELIEFS OF THE MANAGEMENT OF DPL AND ACE ("MANAGEMENT") AS WELL AS ASSUMPTIONS MADE BY AND INFORMATION CURRENTLY AVAILABLE TO MANAGEMENT. WHEN USED HEREIN, THE WORDS "WILL," "ANTICIPATE," "ESTIMATE," "EXPECT," "OBJECTIVE," AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY FORWARD-LOOKING STATEMENTS. IN ADDITION TO ANY ASSUMPTIONS AND OTHER FACTORS REFERRED TO SPECIFICALLY IN CONNECTION WITH SUCH FORWARD-LOOKING STATEMENTS, FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE CONTEMPLATED IN ANY FORWARD-LOOKING STATEMENTS INCLUDE, AMONG OTHERS, THE FOLLOWING: DEREGULATION OF ENERGY SUPPLY AND TELECOMMUNICATIONS; THE UNBUNDLING OF DELIVERY SERVICES; AND INCREASINGLY COMPETITIVE ENERGY AND TELECOMMUNICATIONS MARKETPLACE; RESULTS OF ANY ASSET DISPOSITIONS; SALES RETENTION AND GROWTH; FEDERAL AND STATE REGULATORY ACTIONS; FUTURE LITIGATION RESULTS; COST OF CONSTRUCTION; OPERATING RESTRICTIONS; INCREASED COSTS AND CONSTRUCTION DELAYS ATTRIBUTABLE TO ENVIRONMENTAL REGULATIONS; NUCLEAR DECOMMISSIONING AND THE AVAILABILITY OF REPROCESSING AND STORAGE FACILITIES FOR SPENT NUCLEAR FUEL; AND CREDIT MARKET CONCERNS. DPL AND ACE UNDERTAKE NO OBLIGATION TO PUBLICLY UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE. THE FOREGOING LIST OF FACTORS PURSUANT TO THE LITIGATION REFORM ACT SHOULD NOT BE CONSTRUED AS EXHAUSTIVE OR AS ADMISSION REGARDING THE ADEQUACY OF DISCLOSURES MADE PRIOR TO THE EFFECTIVE DATE OF THE LITIGATION REFORM ACT.


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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Delmarva Power & Light Company
                                       Atlantic City Electric Company



                                       By: Philip S. Reese
                                           --------------------
                                           Philip S. Reese
                                           Vice President and Treasurer



October 20, 2000


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